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                                                                   Exhibit 10.11

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE 'ACT') OR QUALIFIED UNDER THE TRUST INDENTURE ACT OF 1939. THIS NOTE MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE ACT.

THIS NOTE IS SUBJECT TO THE PROVISIONS OF A PURCHASE AGREEMENT, DATED AS OF MAY __, 1996 BETWEEN AMERICAN CRAFT BREWING INTERNATIONAL LIMITED AND MARK JOHN GALLAGHER, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN ACCORDANCE THEREWITH. A COPY OF SUCH AGREEMENT IS ON FILE AT THE OFFICE OF THE EXECUTIVE VICE PRESIDENT OF AMERICAN CRAFT BREWING INTERNATIONAL LIMITED.

                      Redeemable Convertible Note, Series A

                                                                    May   , 1996

          AMERICAN CRAFT BREWING INTERNATIONAL LIMITED, a British Virgin Islands company (the 'Company') or its successor for value received, hereby promises to pay to the order of

                               Mark John Gallagher

or registered assigns, the sum of (i) the principal amount of

                                    US$30,000

(the 'Principal Amount') plus (ii) accrued interest thereon, on September 1, 1997 (or, if such day is not a Business Day (as hereinafter defined), the next succeeding Business Day) (the 'Maturity Date'). The outstanding principal amount of this Note shall bear interest from and including the date hereof to but excluding the Maturity Date (or, if a Conversion Notice has been delivered pursuant to Section 3(a), the Conversion Date (as hereinafter defined)), at a rate per annum (calculated on the basis of the actual number of days elapsed over a year of 360 days) of 12% provided that if the Company or its successor has not consummated an initial public offering of its shares of US$0.01 in the capital of the Company (the 'Shares') in the United States (the 'IPO') prior to September 1, 1996, this Note shall bear interest from and including September 1, 1996 to but excluding the Maturity Date (or, if a Conversion Notice has been filed pursuant to Section 3(a), the Conversion Date) at a rate per annum of 14% (calculated on the basis of the actual number of days elapsed over a year of 360 days.

          Except to the extent otherwise provided herein, the outstanding principal amount of this Note (together with accrued interest thereon) shall be payable to the holder of this Note (the 'Holder') on the Maturity Date in lawful money of the United States by wire transfer of immediately available funds to such account as the Holder shall specify in writing to the Company.

          SECTION 1. The Notes. This Note is one of a duly authorized issue of Notes


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of the  Company  which are being  issued in the  aggregate  principal  amount of
US$250,000 and are designated as its 'Redeemable Convertible Notes, Series A' (the 'Notes'). This Note was issued pursuant to the terms of a Purchase Agreement, dated as of May __, 1996 (the 'Purchase Agreement') between the Company and Mark John Gallagher (the 'Purchaser'), pursuant to which the Holder is subject to restrictions on transferability of this Note.

          SECTION 2. Redemption. (a) This Note may be redeemed at the option of the Company or its successor in whole (but not in part), at any time prior to the Maturity Date. The redemption price ('Redemption Price') shall be equal to 100% percent of the principal amount, together with accrued interest to the Redemption Date (as hereinafter defined).

          (b) Notice to redeem this Note shall be given to Holder in writing mailed by overnight courier to the Holder at his address as it appears in the register maintained by the Company or its successor, such mailing to be not more than 60 days nor less than 30 days prior to the date fixed for redemption. Neither the failure to give notice nor any defect in any notice given to any particular holder of a Note shall affect the sufficiency of any notice with respect to other Notes. Notices to redeem this Note shall specify the date fixed for redemption (the 'Redemption Date'), the Redemption Price, the place or places of payment, that payment will be made upon presentation and surrender of the Note, that interest accrued to the date fixed for redemption will be paid as specified in said notice and that on and after said date interest thereon will cease to accrue.

          (c) If notice of redemption has been given in the manner set forth in this Section, upon presentation and surrender of this Note at the place or places specified in such notice, this Note shall be paid and redeemed by the Company or its successor by payment of the Redemption Price therefor together with accrued interest thereon in lawful money of the United States. Such payment shall be made to the Holder by wire transfer of immediately available funds to such account as the Holder shall specify in writing to the Company or its successor. If monies for the redemption of this Note shall have been available for redemption on the Redemption Date, this Note shall cease to bear interest, and the only right of the Holder shall be to receive payment of the Redemption Price together with accrued interest to the Redemption Date.

          SECTION 3. Conversion. (a) Subject to and upon compliance with the provisions of this Section, at the option of the Holder, this Note, in whole but not in part, may be converted:

               (i) on the date that the Company or its successor consummates the IPO (the 'Closing Date') into that number of Shares equal to the quotient obtained by dividing the Principal Amount by the product of 0.5 and the price per Share of the price to public in the IPO by giving notice to the Company by facsimile and by overnight courier (a 'Conversion Notice') no less than two Business Days prior to the Closing Date; and

               (ii) on the Maturity Date into that number of Shares so that immediately after such conversion the Holder shall hold 0.75% of the issued and outstanding Shares by giving a Conversion Notice to the Company no less than five Business Days prior to the Maturity Date; provided that the Holder's conversion rights pursuant to this Section 3(a)(ii) shall terminate upon the consummation of the IPO.

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          For  purposes of this Note,  the term  Business Day shall mean any day that is not a Saturday, Sunday or holiday in Hong Kong or the State of New York.

          (b) The number of Shares into which this Note may be converted pursuant to Section 3(a) shall be subject to the following adjustments:

               (i) In case the Company shall pay or make a dividend or other distribution on any class of capital stock of the Company in Shares, the number of Shares into which this Note may be converted pursuant to Section 3(a) shall be increased by multiplying such number by the quotient obtained by dividing the number of Shares outstanding at the close of business on the date fixed for the determination of members entitled to receive such dividend or other distribution plus the total number of Shares constituting such dividend or other distribution by the number of Shares outstanding at the close of business on the date fixed for such determination, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination;

               (ii) In case outstanding Shares shall be subdivided into a greater number of Shares the number of Shares into which this Note may be converted pursuant to Section 3(a) shall be proportionately increased, and, conversely, in case outstanding Shares shall be combined into a smaller number of Shares, the number of Shares into which this Note may be converted pursuant to Section 3(a) shall be proportionately reduced, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective;

               (iii) In case the Company or its successor shall issue rights or warrants to all holders of its Shares entitling them to subscribe for or purchase shares at a price per Share less than the book value price per Share (determined as provided in clause (vi) of this Section), the number of Shares into which this Note may be converted pursuant to Section 3(a) shall be increased by multiplying such number by the quotient obtained by dividing the number of Shares outstanding at the close of business on the date fixed for the determination of members entitled to receive such rights or warrants plus the number of Shares so offered for subscription or purchase by the number of Shares outstanding at the close of business on the date fixed for such determination, such increase to become effective immediately after the opening of business on the Business Day following the date fixed for the determination of members entitled to receive such rights or warrants;

               (iv) In case the Company or its successor shall, by dividend or otherwise, distribute to all holders of its Shares evidences of its indebtedness or assets (including securities, but excluding any rights or warrants referred to in clause (iii) of this Section or any dividend or distribution paid in cash out of the retained earnings of the Company) the number of Shares into which this Note may be converted pursuant to Section 3(a) shall be multiplied by the quotient obtained by dividing the book value price per Share (determined as provided in clause (vi) of this Section) of the Shares on the date fixed for the determination of members entitled to receive such distribution plus the then fair market value of the portion of the assets or evidences of indebtedness so distributed applicable to one Share by such book value price per Share, such adjustment to become effective immediately prior to the opening of business on the Business Day following the date fixed for the determination of members entitled to

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     receive such distribution;

               (v) The reclassification of Shares into other securities shall be deemed to involve a distribution of such securities other than Shares to all holders of Shares (and the effective date of such reclassification shall be deemed to be 'the date fixed for the determination of members entitled to receive such distribution' within the meaning of clause (iv) of this Section); and

               (vi) For the purpose of any  computation  under clauses (iii) and
     (iv) of this Section, the book value price per Share on any date shall be deemed to be the quotient obtained by dividing the members' equity (calculated in accordance with United States generally accepted accounting principles) of the Company or its successor as of the end of the most recent fiscal quarter by the number of Shares issued and outstanding on the date in question.

          (c) Whenever an adjustment is made pursuant to Section 3(b):

               (i) the Company shall compute the number of Shares into which this Note may be converted in accordance with Section 3(b) and shall prepare a certificate signed by the Executive Vice President of the Company or its successor setting forth the new number of Shares into which this Note may be converted and showing in reasonable detail the facts upon which such adjustment is based; and

               (ii) a notice stating that the number of Shares into which this Note may be converted has been adjusted and setting forth the new number of Shares into which this Note may be converted shall forthwith be required, and as soon as practicable after it is required, such notice (together with a copy of the certificate referred to in clause (i) above) shall be mailed by the Company to the Holders.

          (d) No fractional Shares shall be issued upon conversion of this Note. If more than one Note shall be surrendered for conversion at one time by the same holder thereof, the number of full Shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Notes so surrendered. Instead of any fractional Share which would otherwise be issuable upon conversion of this Note, the Company or its successors shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the book value price per Share at the close of business on the day of conversion.

          (e) If the Holder shall have exercised his conversion right in accordance with Section 3(a), this Note shall be deemed to have been converted immediately prior to the close of business on the Closing Date or the Maturity Date, as the case may be, and at such time the rights of the Holder of this Note as a Holder shall cease, and the person or persons entitled to receive the Shares issuable upon conversion shall be treated for all purposes as the record holder or holders of such Shares at such time. As promptly as practicable on or after the Closing Date or the Maturity Date, as the case may be, the Company or its successor shall issue and shall deliver at the office or agency of the Company or its successor maintained pursuant to Section 7(a) a certificate or certificates for the number of full Shares issuable upon conversion, together with payment in lieu of any fraction of a share.

          (f) The Company shall at all times reserve and keep available, free from pre-emptive rights, out of its authorized but unissued Shares, for the purpose of effecting the

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conversion of Notes, the full number of Shares then issuable upon the conversion of all outstanding Notes.

          (g) The Company will pay any and all transfer, documentary and similar taxes or charges that may be payable in respect of the issue or delivery of Shares on conversion of this Note pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of Shares in a name other than that of the Holder, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

          (h) The Company covenants that all Shares which may be issued upon conversion of Notes will upon issue be fully paid and nonassessable and, except as provided in Section 3(g), the Company will pay all taxes, liens and charges with respect to the issue thereof.

          (i) All Notes that have been converted shall be promptly delivered to the Company to be canceled by the Company.

          SECTION 4. Redeemable Warrant. Upon the Holder's exercise of his conversion right pursuant to Section 3(a)(i), the Company or its successor shall issue to the Holder a redeemable warrant in the form attached hereto as Exhibit A entitling the holder thereof to purchase the same number of Shares as may be issued to the Holder pursuant to Section 3(a)(i).

          SECTION 5. Exchange or Replacement of Notes. (a) The Holder, at his option may in person or by duly authorized attorney surrender this Note for exchange, at the office or agency of the Company maintained pursuant to Section 7(a), and receive in exchange therefor a new Note in the same principal amount as the outstanding principal amount of this Note and bearing interest at the same annual rate as the Note so surrendered each such new Note to be in such outstanding principal amount and payable to such person or persons, or order, as the Holder may designate in writing; provided, however, that the Company and its successor shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any new Note in a name other than that of the Holder; provided, further, however, that the Company and its successor shall not be required to so register the transfer unless (i) the conditions for transfer in the Purchase Agreement have been satisfied and (ii) the transferee agrees to be bound by the terms of the Purchase Agreement. The Holder shall give to the Company or its successor 10 days' prior written notice of his intention to make such exchange.

          (b) Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note and (in case of loss, theft or destruction) of indemnity satisfactory to it, and upon surrender and cancellation of such Note, if mutilated, the Company or its successor will execute and deliver in lieu of such Note a new Note of like tenor. The term 'outstanding' when used in this Note with reference to the Notes as of any particular time shall not include (i) any Note in lieu of which a new Note has been executed and delivered by the Company in accordance with the provisions of this Section and (ii) any Note held or beneficially owned by the Company or any of their respective subsidiaries or affiliates.

          SECTION 6. Amendments and Waivers. With the written consent of the


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holders of 51% of the aggregate outstanding principal amount of the Notes at the time outstanding, any covenant, agreement or condition contained in the Notes may be waived (either generally or in a particular instance and either retroactively or prospectively), and such Holders and the Company may from time to time enter into agreements for the purpose of amending any covenant, agreement or condition of the Notes or changing in any manner the rights of the holders of the Notes or the Company; provided, however, that:

          (i) no such amendment or waiver shall change the Maturity Date of this Note or reduce the rate or extend the time of payment of interest hereon, or reduce the amount of the payment of interest hereon, or reduce the Principal Amount, or modify any of the provisions of this Note with respect to the payment hereof, without in any such case the consent of the Holder of this Note; and

          (ii) no such waiver shall extend or affect any obligation not expressly waived or impair any right consequent thereon.

     Any such amendment or waiver shall be binding upon each future holder of this Note and upon the Company or its successor, whether or not such Note shall have been marked to indicate such amendment or waiver, but any Note issued thereafter shall bear a notation referring to any such amendment or continuing waiver.

          SECTION 7. Covenants. (a) So long as any Note remains outstanding, the Company or its successor shall maintain an office or agency (which shall initially be the principal place of business of the Company located at Unit A1, 1/F Vita Tower, 29 Wong Chuk Hang, Aberdeen, HONG KONG) where notices, presentations and demands to or upon the Company or its successor in respect of Notes, including those relative to conversion of the Notes, may be given.

          (b) The Company shall keep at such office or agency a register which, subject to such reasonable regulations as it may prescribe, but at its expense, the Company shall provide for the registration and transfer of Notes. The Company and any agent of the Company may treat the person in whose name any Note is registered as the Holder of such Note for the purpose of receiving payment of the principal and interest on such Note and for all other purposes, whether or not such Note be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

          SECTION 8. Extension of Maturity. Should the principal and interest on this Note become due and payable on other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and interest shall be payable thereon at the rate per annum (calculated on the basis of the actual number of days elapsed over a year of 360 days) herein specified during such extension.

          SECTION 9. GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          SECTION 10. CONSENT TO JURISDICTION. EACH OF THE HOLDER AND THE COMPANY HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THE NOTES OR THE TRANSACTIONS

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CONTEMPLATED  HEREBY.  EACH OF THE HOLDER AND THE COMPANY IRREVOCABLY WAIVES, TO
THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE HOLDER AND THE COMPANY CONSENT TO THE SERVICE OF PROCESS IN ANY SUCH PROCEEDING BY THE DELIVERY (BY OVERNIGHT COURIER) TO IT, IN THE CASE OF THE HOLDER, AT HIS ADDRESS AS IT APPEARS IN THE REGISTER MAINTAINED BY THE COMPANY OR ITS SUCCESSOR, AND IN THE CASE OF THE COMPANY, AT ITS ADDRESS SPECIFIED IN SECTION 7(a). EACH OF THE HOLDER AND THE COMPANY FURTHER AGREES THAT A FINAL JUDGMENT IN ANY SUCH PROCEEDING SHALL BE CONCLUSIVE AND BINDING AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

          SECTION 11. WAIVER OF JURY TRIAL. EACH OF THE HOLDER AND THE COMPANY HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL
PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                                   AMERICAN CRAFT BREWING

                                   INTERNATIONAL LIMITED

                                   By: ________________________________________
                                   Name:
                                   Title:

Agreed and accepted by:


___________________
Mark John Gallagher


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                            [FORM OF TRANSFER NOTICE]

          For value received ________________hereby sells, assigns and transfers unto ___________________, whose social security or other identifying number is _________________ and whose address (including postal zip code) is _________
________________________ and does hereby irrevocably constitute and appoint_____ attorney to transfer the said Note of the within named Company with full power of substitution in the premises.

Dated:____________


__________________
Transferor

NOTICE: The Signature to this Notice must correspond with the name as written upon the face of this Note and every particular, without alteration or enlargement or any change whatever.

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                                                         WARRANT SHARES
   ---------------------------                    ---------------------------

       No. WA-3

   ---------------------------                    ---------------------------


THIS WARRANT AND THE WARRANT SHARES ARE SUBJECT TO THE PROVISIONS OF A PURCHASE AGREEMENT, DATED AS OF MAY __, 1996 BETWEEN AMERICAN CRAFT BREWING INTERNATIONAL AND MARK JOHN GALLAGHER, AND MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED EXCEPT IN ACCORDANCE THEREWITH. A COPY OF SUCH AGREEMENT IS ON FILE AT THE OFFICE OF THE EXECUTIVE VICE PRESIDENT OF AMERICAN CRAFT BREWING INTERNATIONAL LIMITED.

THIS WARRANT AND THE SHARES OF US$0.01 EACH IN THE CAPITAL OF AMERICAN CRAFT BREWING INTERNATIONAL LIMITED PURCHASABLE HEREUNDER (THE 'WARRANT SHARES') HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE 'ACT'). THIS WARRANT AND THE WARRANT SHARES MAY NOT BE OFFERED FOR SALE OR OTHERWISE TRANSFERRED OTHER THAN PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, PURSUANT TO REGULATION S PROMULGATED THEREUNDER OR PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE ACT.

                  AMERICAN CRAFT BREWING INTERNATIONAL LIMITED

                                 CLASS A WARRANT

               For value received, American Craft Brewing International Limited, a Bermuda company, (the 'Company'), hereby grants to Mark John Gallagher, or its registered assigns in accordance with Section 6 hereof (collectively, the 'Holder') the right to purchase from the Company __________________ shares of US $0.01 each in the capital of the Company (collectively referred to as 'Warrant Shares' and individually as a 'Warrant Share' as the same may be adjusted from time to time in accordance with Sections 2 and 3 hereof), at a price per share of $_____ (the 'Initial Exercise Price'), subject to adjustment as provided herein. Capitalized terms used herein are defined in Section 4 hereof. The amount and kind of securities purchasable pursuant to the rights granted hereunder and the purchase price for such securities are subject to adjustment pursuant to the provisions contained in this Class A Warrant (this 'Warrant'). Reference is hereby made to the further provisions of this Warrant set forth below, and such further provisions shall for all purposes have the same effect as though fully set forth herein.
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